UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-01700

Franklin Gold and Precious Metals Fund
(Exact name of registrant as specified in charter)

One Franklin Parkway, San Mateo, CA 94403-1906
(Address of principal executive offices) (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA 94403-1906
(Name and address of agent for service)

Registrant's telephone number, including area code: 650 312-2000

Date of fiscal year end: 7/31

Date of reporting period: 7/31/13

Item 1. Reports to Stockholders.

JULY 31, 2013

ANNUAL REPORT
AND SHAREHOLDER LETTER

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SECTOR

Franklin Gold and Precious Metals Fund

FRANKLIN TEMPLETON
INVESTMENTS

Franklin · Templeton · Mutual Series

Annual Report

Franklin Gold and Precious Metals Fund

Your Fund's Goals and Main Investments: Franklin Gold and Precious Metals Fund seeks capital appreciation, with current income as its secondary goal, by investing at least 80% of its net assets in securities of gold and precious metals operation companies.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit ***franklintempleton.com*** *or call* ***(800) 342-5236*** *for most recent month-end performance.*

This annual report for Franklin Gold and Precious Metals Fund covers the fiscal year ended July 31, 2013.

Performance Overview

Franklin Gold and Precious Metals Fund – Class A had a -37.24% cumulative total return for the 12 months under review. In comparison, the Standard & Poor's® 500 Index (S&P 500®), which is a broad measure of U.S. stock performance, generated a +25.00% total return.[1] For the same period, the sector-specific FTSE® Gold Mines Index, which comprises companies whose principal activity is gold mining, had a -40.08% total return.[1] You can find the Fund's long-term performance data in the Performance Summary beginning on page 11.

Economic and Market Overview

Modest U.S. economic growth, as measured by gross domestic product, characterized the 12-month period ended July 31, 2013. Despite a large decline in federal government spending during the fourth quarter of 2012, the pace of economic growth steadily improved in 2013, supported by investment and consumer spending. Accelerating new and existing home sales accompanied record-low mortgage rates, affordable housing prices, low inventories and a six-year low in U.S. foreclosures. Manufacturing, a mainstay of economic productivity, expanded for most of the period, and the unemployment rate fell to 7.4% in July 2013 from 8.2% a year earlier.[2]

1. Source: © 2013 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. STANDARD & POOR'S®, S&P® and S&P 500® are registered trademarks of Standard & Poor's Financial Services LLC. FTSE® is a trademark of London Stock Exchange Plc and The Financial Times Limited. The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund's portfolio.

2. Source: Bureau of Labor Statistics.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 21.

4 | Annual Report

Budgetary agreement between Congress and the President on January 1, 2013, preserved lower income tax rates for most U.S. households, but concerns remained about how the expired payroll tax cut, far-reaching federal spending cuts and future federal debt ceiling negotiations could affect the U.S. economic recovery. Washington's lack of consensus on proposed expenditure reductions resulted in further across-the-board federal spending cuts starting in March. In May, Federal Reserve Board (Fed) Chairman Ben Bernanke said the Fed could gradually wind down its monthly purchases of mortgage-backed securities and Treasuries, assuming continued U.S. economic improvement. He clarified in June that such action could begin in the near future.

U.S. stocks generated healthy returns as the S&P 500 and Dow Jones Industrial Average reached all-time highs during the period even though Chairman Bernanke's statements sparked sell-offs. Rising corporate profits and generally favorable economic data bolstered investor confidence, but the markets remained cautious about the extent to which positive business and market results were dependent on continuation of the Fed's accommodative monetary policy.

The global economy grew at a slow pace, with regional differences. Emerging markets led the recovery, although they showed signs of slowing. Growth in the U.S. continued to be slow by the standards of previous recoveries, while the eurozone economy expanded in the second quarter of 2013 after six quarters of contraction. As fears eased surrounding the issues of sovereign debt in Europe, the possibility of another recession in the U.S. and a potential "hard landing" in China, stock market performance strengthened. Improving sentiment, relatively strong fundamentals and continued provision of global liquidity supported risk assets as equity markets performed well and bond prices generally declined. Policymakers in the largest developed economies increased their already unprecedented efforts to supply liquidity. Actions elsewhere in the world were mixed, with some policymakers less willing to reverse previous tightening efforts in response to the external environment.

Geographic Breakdown
Based on Total Net Assets as of 7/31/13

Canada
63.8%
Australia
11.8%
South Africa
10.2%
U.K.
8.4%
Egypt
2.2%
Hong Kong
0.9%
U.S.
0.2%
Short-Term Investments & Other Net Assets
2.5%

Precious Metals Sector Overview

Precious metals prices diverged during the 12 months under review, with gold and silver prices declining as platinum and palladium prices rose. Gold's spot price began the period at $1,614 per troy ounce and reached a high of $1,790 in early October 2012, following the European Central Bank's announcement it was prepared to buy unlimited quantities of its weakest members' bonds and the Fed's undertaking a third round of quantitative easing.[3] Such liquidity programs have frequently raised the prospect of future inflation and have

3. Source: Bloomberg LP. The spot price refers to the price paid for immediate delivery.

Annual Report | 5

6 | Annual Report

In stark contrast to gold and silver, palladium generated a 23.7% gain for the year under review, as it reached a 12-month spot price high of $783 per troy ounce in March before ending the period at $729.3 Platinum produced a modest 1.7% gain for the period, as it reached a spot price high of $1,737 per troy ounce in February before falling to $1,440 at period-end.3 In January 2013, platinum reached parity with gold for the first time since April 2012 and ultimately reclaimed its premium over the yellow metal. Platinum and palladium are often mined together, and their price strength was attributable largely to supply constraints arising from labor disputes at mines in South Africa, home to approximately 75% of the world’s platinum reserves. A strong South African rand and higher input prices compressed margins, forcing platinum and palladium miners to reduce or stop production to avoid losses. Palladium, used in catalytic converters for vehicle exhaust systems of gasoline-powered cars, benefited from generally improving auto sales. The price appreciation of platinum, used in catalytic converters of diesel-powered cars, was restricted by weak demand from European automakers. Along with gold and silver spot prices, platinum’s spot price fell to a multi-year low in late June, while palladium’s spot price dipped to a 2013 year-to-date low, with prices for all four metals recovering partially in July. Factors that continued to support palladium and platinum prices included dwindling Russian palladium stockpiles, strong demand for a new physical platinum ETF based in South Africa, positive overall demand from the auto industry, generally steady industrial demand elsewhere, limited mine production growth and ongoing concerns about mine disruptions stemming from labor issues in South Africa.

Investment Strategy

We believe that investing in securities of gold and precious metals operation companies offers an excellent opportunity for diversification in an attractive asset class over the long term. We look for companies with established track records, as well as companies with low-cost reserves to bring into production, particularly companies with multiple mines, attractive production profiles, strong reserve bases and active exploration programs that can drive future reserve and production growth. While the sector can be volatile, especially over the short term, precious metals, such as gold, can be attractive because they are hard assets not tied to any particular country or financial system.

Manager’s Discussion

Gold and precious metals stocks generally followed the price movement of gold during the year under review, albeit unevenly, as they lagged gold price appreciation in the first half of the period and largely exceeded the gold price decline in the second half. The record gold price decline in the second quarter

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12 | Annual Report

Performance Summary *(continued)*

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The indexes are unmanaged, and include reinvested dividends. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

Class A (8/1/03–7/31/13)

$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$0
8/03
7/05
7/07
7/09
7/11
7/13
$20,886
$19,039
$12,972
Franklin Gold and Precious Metals Fund
S&P 500[7]
FTSE Gold Mines Index[7]

Average Annual Total Return

Class A	7/31/13
1-Year	-40.84%
5-Year	-8.74%
10-Year	+6.65%

Class C (8/1/03–7/31/13)

$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$0
8/03
7/05
7/07
7/09
7/11
7/13
$20,886
$18,734
$12,972
Franklin Gold and Precious Metals Fund
S&P 500[7]
FTSE Gold Mines Index[7]

Average Annual Total Return

Class C	7/31/13
1-Year	-38.33%
5-Year	-8.35%
10-Year	+6.48%

Annual Report | 13

Performance Summary *(continued)*

Average Annual Total Return

Advisor Class	7/31/13
1-Year	-37.07%
5-Year	-7.43%
10-Year	+7.54%

Advisor Class (8/1/03–7/31/13)

$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$0
8/03
7/05
7/07
7/09
7/11
7/13
$20,886
$20,694
$12,972
Franklin Gold and Precious Metals Fund
S&P 500[7]
FTSE Gold Mines Index[7]

Endnotes

All investments involve risks, including possible loss of principal. Investing in a nondiversified fund involves the risk of greater price fluctuation than a more diversified portfolio. Also, the Fund concentrates in the precious metals sector, which involves fluctuations in the price of gold and other precious metals and increased susceptibility to adverse economic and regulatory developments affecting the sector. In addition, the Fund is subject to the risks of currency fluctuation and political uncertainty associated with foreign investing. Investments in developing markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. The Fund may also invest in smaller companies, which can be particularly sensitive to changing economic conditions, and their prospects for growth are less certain than those of larger, more established companies. The Fund is actively managed but there is no guarantee that the manager's investment decisions will produce the desired results. The Fund's prospectus also includes a description of the main investment risks.

Class C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

Class R6: Shares are available to certain eligible investors as described in the prospectus.

Advisor Class: Shares are available to certain eligible investors as described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated.
3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.
4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
5. Figures are as stated in the Fund's current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
6. Aggregate total return represents the change in value of an investment for the period indicated. Since Class R6 shares have existed for less than one year, average annual total return is not available.
7. Source: © 2013 Morningstar. The S&P 500 is a market capitalization-weighted index of 500 stocks designed to measure total U.S. equity market performance and includes reinvested dividends. The FTSE Gold Mines Index is a free float-weighted index that comprises companies whose principal activity is gold mining.

14 | Annual Report

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

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16 | Annual Report

Annual Report | The accompanying notes are an integral part of these financial statements. | 17

18 | The accompanying notes are an integral part of these financial statements. | Annual Report

Annual Report | The accompanying notes are an integral part of these financial statements. | 19

20 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Gold and Precious Metals Fund

Statement of Investments, July 31, 2013

	Country	Shares/Warrants	Value
Common Stocks and Other Equity Interests 97.5%			
Gold & Diversified Resources 7.0%			
[a]Nevsun Resources Ltd.	Canada	1,000,000	$ 3,367,888
[a,b]Nevsun Resources Ltd., 144A	Canada	13,453,700	45,310,558
PanAust Ltd.	Australia	5,320,000	9,375,096
[c]Sandfire Resources NL	Australia	2,347,870	11,547,006
			69,600,548
Gold Exploration & Development 14.1%			
[c]Barisan Gold Corp., wts., 9/26/13	Canada	575,000	—
[c]Belo Sun Mining Corp.	Canada	6,000,000	2,978,537
[b,c]Belo Sun Mining Corp., 144A	Canada	3,800,000	1,886,407
[a]Chalice Gold Mines Ltd.	Australia	31,072,008	4,749,263
[c]Colossus Minerals Inc.	Canada	3,666,500	2,498,224
[b,c]Colossus Minerals Inc., 144A	Canada	900,000	613,228
[c]Continental Gold Ltd.	Canada	1,575,000	6,239,597
[b,c]Gran Colombia Gold Corp., 144A	Canada	500,000	827,371
[b,c]Gran Colombia Gold Corp., wts., 144A, 8/24/15	Canada	157,040	3,057
[c,d]Great Basin Gold Ltd., 144A	South Africa	13,185,700	11,867
[c,d]Great Basin Gold Ltd., wts., 144A, 3/30/14	South Africa	6,592,850	—
[a,c]Guyana Goldfields Inc.	Canada	5,077,600	8,500,970
[a,b,c]Guyana Goldfields Inc., 144A	Canada	6,070,000	10,162,457
[c]Imperial Metals Corp.	Canada	1,800,000	17,871,222
[c]Inova Resources Ltd.	Australia	29,387,039	4,623,830
International Minerals Corp.	Canada	700,000	1,301,407
[a,b,c]INV Metals Inc., 144A	Canada	37,650,000	1,649,146
[b,c]Ivanplats Ltd., 144A	Canada	2,585,000	3,648,465
[c]Ivanplats Ltd., A	Canada	700,000	987,979
[a,c]Kula Gold Ltd.	Australia	11,101,016	948,188
[a,c]Lion One Metals Ltd.	Canada	1,000,000	369,884
[a,b,c]Lion One Metals Ltd., 144A	Canada	2,935,000	1,085,609
[c]Lydian International Ltd.	Canada	1,843,500	1,740,590
[b,c]Lydian International Ltd., 144A	Canada	4,250,000	4,012,751
[c]Midas Gold Corp.	Canada	299,600	256,629
[b,c]Midas Gold Corp., 144A	Canada	2,330,000	1,995,814
[c]Midway Gold Corp.	Canada	5,756,700	5,986,968
[c]Midway Gold Corp., wts., 1/06/14	Canada	736,350	—
[c]Nautilus Minerals Inc.	Canada	3,711,450	1,300,552
[b,c]Nautilus Minerals Inc., 144A	Canada	11,228,698	3,934,717
[c,d]Red 5 Ltd.	Australia	8,361,661	2,480,930
[a,c]Romarco Minerals Inc.	Canada	24,018,400	11,689,493
[a,b,c]Romarco Minerals Inc., 144A	Canada	12,717,600	6,189,516
[a,c]RTG Mining Inc.	Australia	4,791,186	513,000
[a,b,c]RTG Mining Inc., 144A	Australia	23,977,900	2,567,352
[a,c]St. Augustine Gold and Copper Ltd.	Canada	7,636,836	1,561,041
[a,b,c]St. Augustine Gold and Copper Ltd., 144A	Canada	16,383,333	3,348,907
[b,c]Torex Gold Resources Inc., 144A	Canada	13,500,000	17,345,597
[b,c]Torex Gold Resources Inc., wts., 144A, 10/23/13	Canada	1,645,000	16,012
[c]Turquoise Hill Resources Ltd.	Canada	894,000	3,602,820

Annual Report | 21

Franklin Gold and Precious Metals Fund

Statement of Investments, July 31, 2013 *(continued)*

	Country	Shares/Warrants	Value
Common Stocks and Other Equity Interests (continued)			
Gold Exploration & Development (continued)			
[a,c] Volta Resources Inc.	Canada	5,339,200	$ 675,618
[a,b,c] Volta Resources Inc., 144A	Canada	4,887,000	618,397
			140,793,412
Long Life Gold Mines 51.2%			
African Barrick Gold Ltd.	United Kingdom	5,957,307	10,224,403
Agnico Eagle Mines Ltd.	Canada	100,000	2,841,000
Alamos Gold Inc.	Canada	1,281,900	18,878,812
[b] Alamos Gold Inc., 144A	Canada	400,000	5,890,884
AngloGold Ashanti Ltd., ADR	South Africa	2,934,023	38,641,083
[c] B2Gold Corp.	Canada	20,526,264	59,939,448
[a,c] Banro Corp. (CAD Traded)	Canada	7,007,000	6,206,619
[a,c] Banro Corp. (USD Traded)	Canada	3,000,000	2,790,000
[a,b,c] Banro Corp., 144A	Canada	7,210,000	6,386,431
Barrick Gold Corp.	Canada	1,571,283	26,664,673
[c] Beadell Resources Ltd.	Australia	17,378,639	11,718,851
[c] Centamin PLC (CAD Traded)	Egypt	10,500,000	5,825,668
[c] Centamin PLC (GBP Traded)	Egypt	5,994,532	3,396,914
[b,c] Centamin PLC, 144A	Egypt	23,945,200	13,285,408
Centerra Gold Inc.	Canada	3,974,000	17,600,331
[b] Centerra Gold Inc., 144A	Canada	2,893,400	12,814,494
Eldorado Gold Corp.	Canada	4,257,500	33,609,116
[c] G-Resources Group Ltd.	Hong Kong	264,836,000	9,390,560
Gold Fields Ltd.	South Africa	427,411	2,534,391
Goldcorp Inc.	Canada	2,208,845	62,355,694
Kinross Gold Corp.	Canada	3,540,194	18,401,359
Newcrest Mining Ltd.	Australia	4,488,461	49,355,087
Newmont Mining Corp.	United States	80,614	2,418,420
[c] Osisko Mining Corp.	Canada	144,440	601,746
[b,c] Osisko Mining Corp., 144A	Canada	8,382,100	34,920,317
Randgold Resources Ltd., ADR	United Kingdom	667,023	49,539,798
SEMAFO Inc.	Canada	932,200	1,642,363
[c] Teranga Gold Corp., CDI	Canada	1,538,759	871,604
[b,c] Teranga Gold Corp., 144A	Canada	4,000,000	2,258,237
			511,003,711
Medium Life Gold Mines 9.2%			
Alacer Gold Corp.	Canada	2,529,700	5,983,522
[b] Alacer Gold Corp., 144A	Canada	1,500,000	3,547,963
AuRico Gold Inc.	Canada	919,500	4,242,400
[c] China Gold International Resources Corp. Ltd.	Canada	476,100	1,264,582
[b,c] China Gold International Resources Corp. Ltd., 144A	Canada	698,100	1,814,306
Evolution Mining Ltd.	Australia	3,800,000	2,972,425
IAMGOLD Corp. (CAD Traded)	Canada	712,000	3,673,140
IAMGOLD Corp. (USD Traded)	Canada	1,990,000	10,308,200
[c] New Gold Inc.	Canada	1,575,000	11,436,706
[c] Primero Mining Corp.	Canada	1,650,000	7,934,005
[b,c] Primero Mining Corp., 144A	Canada	2,300,000	11,059,522
[b,c] Primero Mining Corp., wts., 144A, 7/20/15	Canada	1,040,000	587,142

22 | Annual Report

Franklin Gold and Precious Metals Fund

Statement of Investments, July 31, 2013 *(continued)*

	Country	Shares/Warrants	Value
Common Stocks and Other Equity Interests (continued)			
Medium Life Gold Mines (continued)			
[c]San Gold Corp.	Canada	2,500,000	$ 316,348
[b,c]San Gold Corp., 144A	Canada	5,000,000	632,696
Silver Lake Resources Ltd.	Australia	5,129,300	3,735,520
[a,c]St. Barbara Ltd.	Australia	29,088,151	12,945,813
[b]Yamana Gold Inc., 144A	Canada	915,000	9,556,578
			92,010,868
Platinum & Palladium 10.7%			
[c]Anglo American Platinum Ltd.	South Africa	409,656	14,550,164
[a,c]Eastern Platinum Ltd.	Canada	55,983,024	4,359,412
[a,b,c]Eastern Platinum Ltd., 144A	Canada	7,430,600	578,623
Impala Platinum Holdings Ltd.	South Africa	2,205,000	21,679,658
Impala Platinum Holdings Ltd., ADR	South Africa	1,506,100	14,804,963
[c]North American Palladium Ltd.	Canada	3,950,000	4,858,500
[c]Northam Platinum Ltd.	South Africa	1,163,406	4,265,323
[a,c]Platinum Group Metals Ltd.	Canada	25,214,320	26,261,082
[a,b,c]Platinum Group Metals Ltd., 144A	Canada	10,776,000	11,223,361
[c]Royal Bafokeng Platinum Ltd.	South Africa	950,000	4,876,288
			107,457,374
Silver Mines 5.3%			
Fresnillo PLC	United Kingdom	1,125,000	17,597,186
Hochschild Mining PLC	United Kingdom	2,486,197	6,603,749
[c]MAG Silver Corp.	Canada	1,125,000	6,657,906
[b,c]MAG Silver Corp., 144A	Canada	240,000	1,420,353
[b,c]Tahoe Resources Inc., 144A	Canada	1,364,000	20,632,268
			52,911,462
Total Common Stocks and Other Equity Interests (Cost $1,295,511,848)			973,777,375
Short Term Investments (Cost $25,947,857) 2.6%			
Money Market Funds 2.6%			
[c,e]Institutional Fiduciary Trust Money Market Portfolio	United States	25,947,857	25,947,857
Total Investments (Cost $1,321,459,705) 100.1%			999,725,232
Other Assets, less Liabilities (0.1)%			(1,257,888)
Net Assets 100.0%			$998,467,344

See Abbreviations on page 39.

[a]See Note 10 regarding holdings of 5% voting securities.

[b]Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Fund's Board of Trustees. At July 31, 2013, the aggregate value of these securities was $241,823,944, representing 24.22% of net assets.

[c]Non-income producing.

[d]See Note 9 regarding restricted securities.

[e]See Note 7 regarding investments in the Institutional Fiduciary Trust Money Market Portfolio.

Annual Report | The accompanying notes are an integral part of these financial statements. | 23

24 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Gold and Precious Metals Fund

Financial Statements *(continued)*

Statement of Assets and Liabilities *(continued)*
July 31, 2013

Class A:	
Net assets, at value	$ 682,385,347
Shares outstanding	38,516,922
Net asset value per share[a]	$17.72
Maximum offering price per share (net asset value per share ÷ 94.25%)	$18.80
Class C:	
Net assets, at value	$ 172,234,316
Shares outstanding	10,311,260
Net asset value and maximum offering price per share[a]	$16.70
Class R6	
Net assets, at value	$ 4,395
Shares outstanding	236
Net asset value and maximum offering price per share	$18.62
Advisor Class:	
Net assets, at value	$ 143,843,286
Shares outstanding	7,737,462
Net asset value and maximum offering price per share	$18.59

[a]Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.

Annual Report | The accompanying notes are an integral part of these financial statements. | 25

Franklin Gold and Precious Metals Fund

Financial Statements *(continued)*

Investment income:	
Dividends: (net of foreign taxes $2,104,221)	
Unaffiliated issuers	$ 16,819,423
Non-controlled affiliated issuers (Note 10)	4,587,689
Interest	779
Total investment income	21,407,891
Expenses:	
Management fees (Note 3a)	8,756,830
Distribution fees: (Note 3c)	
Class A	3,392,615
Class B	12,575
Class C	2,999,026
Transfer agent fees: (Note 3e)	
Class A	3,253,083
Class B	2,901
Class C	721,310
Class R6	1
Advisor Class	657,274
Special servicing agreement fees (Note 11)	75,422
Custodian fees (Note 4)	232,932
Reports to shareholders	377,767
Registration and filing fees	194,363
Professional fees	116,088
Trustees' fees and expenses	91,752
Other	137,897
Total expenses	21,021,836
Expense reductions (Note 4)	(8)
Net expenses	21,021,828
Net investment income	386,063
Realized and unrealized gains (losses):	
Net realized gain (loss) from:	
Investments:	
Unaffiliated issuers	33,772,114
Non-controlled affiliated issuers (Note 10)	36,888,499
Foreign currency transactions	(232,472)
Net realized gain (loss)	70,428,141
Net change in unrealized appreciation (depreciation) on:	
Investments	(765,053,217)
Translation of other assets and liabilities denominated in foreign currencies	(79,378)
Net change in unrealized appreciation (depreciation)	(765,132,595)
Net realized and unrealized gain (loss)	(694,704,454)
Net increase (decrease) in net assets resulting from operations	$(694,318,391)

26 | The accompanying notes are an integral part of these financial statements. | Annual Report

Annual Report | The accompanying notes are an integral part of these financial statements. | 27

Franklin Gold and Precious Metals Fund

Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Gold and Precious Metals Fund (Fund) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company. The Fund offers four classes of shares: Class A, Class C, Class R6, and Advisor Class. Effective May 1, 2013, the Fund began offering a new class of shares, Class R6. Effective March 21, 2013, all Class B shares were converted to Class A. Each class of shares differs by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees primarily due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Under procedures approved by the Fund’s Board of Trustees (the Board), the Fund’s administrator, investment manager and other affiliates have formed the Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in open-end mutual funds are valued at the closing net asset value.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the

28 | Annual Report

Franklin Gold and Precious Metals Fund

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
a.	Financial Instrument Valuation (continued)

disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before the daily close of business on the NYSE. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

In addition, certain foreign markets may be open on days that the NYSE is closed, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Annual Report | 29

Franklin Gold and Precious Metals Fund

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
b.	Foreign Currency Translation (continued)

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of July 31, 2013, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

d. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

30 | Annual Report

Franklin Gold and Precious Metals Fund

Notes to Financial Statements *(continued)*

1. Organization and Significant Accounting Policies *(continued)*

d. Security Transactions, Investment Income, Expenses and Distributions *(continued)*

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

e. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

f. Guarantees and Indemnifications

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At July 31, 2013, there were an unlimited number of shares authorized (without par value). Transactions in the Fund's shares were as follows:

	Year Ended July 31,			
	2013		2012	
	Shares	Amount	Shares	Amount
Class A Shares:				
Shares sold	17,018,622	$ 457,921,304	19,598,800	$ 746,616,458
Shares issued in reinvestment of distributions	619,654	18,943,206	2,547,488	105,109,352
Shares redeemed	(34,226,987)	(860,193,478)	(21,672,191)	(818,618,622)
Net increase (decrease)	(16,588,711)	$(383,328,968)	474,097	$ 33,107,188
Class B Shares[a]:				
Shares sold	2,301	$ 72,289	14,588	$ 571,080
Shares issued in reinvestment of distributions	683	19,735	17,687	695,450
Shares redeemed	(142,928)	(4,221,454)	(595,587)	(21,675,982)
Net increase (decrease)	(139,944)	$ (4,129,430)	(563,312)	$ (20,409,452)

Annual Report | 31

Franklin Gold and Precious Metals Fund

Notes to Financial Statements *(continued)*

2. Shares of Beneficial Interest *(continued)*

	Year Ended July 31,			
	2013		2012	
	Shares	Amount	Shares	Amount
Class C Shares:				
Shares sold	2,348,316	$ 57,813,363	2,216,268	$ 82,155,870
Shares issued in reinvestment of distributions	139,881	4,050,964	542,802	21,391,824
Shares redeemed	(4,736,531)	(113,044,480)	(4,197,420)	(150,911,896)
Net increase (decrease)	(2,248,334)	$ (51,180,153)	(1,438,350)	$ (47,364,202)
Class R6 Shares[b]:				
Shares sold[c]	3,774	$ 79,998		
Shares redeemed	(3,538)	(55,923)		
Net increase (decrease)	236	$ 24,075		
Advisor Class Shares:				
Shares sold	5,094,465	$ 132,510,815	5,158,755	$ 202,971,943
Shares issued in reinvestment of distributions	107,769	3,450,748	474,547	20,443,467
Shares redeemed[c]	(8,087,605)	(212,969,597)	(6,993,108)	(281,508,574)
Net increase (decrease)	(2,885,371)	$ (77,008,034)	(1,359,806)	$ (58,093,164)

[a]Effective March 21, 2013, all Class B shares were converted to Class A.
[b]For the period May 1, 2013 (effective date) to July 31, 2013.
[c]Effective May 1, 2013, a portion of Advisor Class shares were exchanged into Class R6.

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to Advisers based on the average daily month-end net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $7.5 billion
0.440%	Over $7.5 billion, up to and including $10 billion
0.430%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	In excess of $15 billion

32 | Annual Report

Franklin Gold and Precious Metals Fund

Notes to Financial Statements *(continued)*

3. Transactions with Affiliates *(continued)*

b. Administrative Fees

FT Services, under terms of an agreement, provides administrative services to the Fund and is not paid by the Fund for the services.

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are not charged on shares held by affiliates. Under the Fund's Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund's Class B, and C compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate for each class.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.25%
Class B	1.00%
Class C	1.00%

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund's shares for the year:

Sales charges retained net of commissions paid to unaffiliated broker/dealers	$393,659
CDSC retained	$ 52,794

e. Transfer Agent Fees

Each class of shares, except for Class R6, pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholding servicing fees paid to third parties. These fees are allocated daily to such classes based upon the relative proportion of net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the year ended July 31, 2013, the Fund paid transfer agent fees of $4,634,569, of which $2,616,115 was retained by Investor Services.

Annual Report | 33

Franklin Gold and Precious Metals Fund

Notes to Financial Statements *(continued)*

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended July 31, 2013, the custodian fees were reduced as noted in the Statement of Operations.

5. Income Taxes

For tax purposes, the Fund may elect to defer any portion of a post-October capital loss or late-year ordinary loss to the first day of the following fiscal year. At July 31, 2013, the Fund deferred post-October capital losses and late-year ordinary losses of $51,678,691 and $30,209,208, respectively.

The tax character of distributions paid during the years ended July 31, 2013 and 2012, was as follows:

	2013	2012
Distributions paid from:		
Ordinary income	$ 3,095,826	$ 62,006,427
Long term capital gain	25,717,179	99,374,728
	$28,813,005	$161,381,155

At July 31, 2013, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$1,606,537,800
Unrealized appreciation	$ 243,700,135
Unrealized depreciation	(850,512,703)
Net unrealized appreciation (depreciation)	$ (606,812,568)

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatment of passive foreign investment company shares and corporate actions.

34 | Annual Report

Franklin Gold and Precious Metals Fund

Notes to Financial Statements *(continued)*

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended July 31, 2013, aggregated $140,261,760 and $690,717,563, respectively.

7. Investments in Institutional Fiduciary Trust Money Market Portfolio

The Fund invests in the Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an open-end investment company managed by Advisers. Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

8. Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

9. Restricted Securities

The Fund invests in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At July 31, 2013, the Fund held investments in restricted securities, excluding certain securities exempt from registration under the 1933 Act deemed to be liquid, as follows:

Shares/ Warrants	Issuer	Acquisition Dates	Cost	Value
13,185,700	Great Basin Gold Ltd., 144A	3/26/12	$ 9,977,073	$ 11,867
6,592,850	Great Basin Gold Ltd., wts., 144A, 3/30/14	3/26/12	—	—
8,361,661	Red 5 Ltd.	10/18/10 - 3/19/12	14,628,804	2,480,930
	Total Restricted Securities (Value is 0.25% of Net Assets)		$24,605,877	$2,492,797

Annual Report | 35

Franklin Gold and Precious Metals Fund

Notes to Financial Statements *(continued)*

10. Holdings of 5% Voting Securities of Portfolio Companies

The 1940 Act defines "affiliated companies" to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in "affiliated companies" for the Fund for the year ended July 31, 2013, were as shown below.

Name of Issuer	Number of Shares/ Warrants Held at Beginning of Year	Gross Additions	Gross Reductions	Number of Shares/ Warrants Held at End of Year	Value at End of Year	Investment Income	Realized Capital Gain (Loss)
Non-Controlled Affiliates							
Allied Gold Mining PLC (AUD Traded)	4,455,043	—	4,455,043	—	$ —	$ —	$ (1,893,818)
Allied Gold Mining PLC (CAD Traded)	370,113	—	370,113	—	—	—	277,125
Allied Gold Mining PLC (GBP Traded)	1,128,302	—	1,128,302	—	—	—	817,710
Allied Gold Mining PLC, 144A	7,500,000	—	7,500,000	—	—	—	4,349,528
Banro Corp. (CAD Traded)	6,757,000	600,000	350,000	7,007,000	6,206,619	—	—
Banro Corp. (USD Traded)	3,000,000	—	—	3,000,000	2,790,000	—	—
Banro Corp., 144A	—	7,210,000	—	7,210,000	6,386,431	—	—
Barisan Gold Corp.	2,300,000	—	2,300,000	—	—	—	(1,058,585)
Barisan Gold Corp., wts., 9/26/13	575,000	—	—	575,000	—[a]	—	—
CGA Mining Ltd.	27,393,600	—	27,393,600	—	—	—	30,336,420
CGA Mining Ltd., 144A	3,750,000	—	3,750,000	—	—	—	5,067,464
Chalice Gold Mines Ltd.	31,072,008	—	—	31,072,008	4,749,263	2,752,048	—
Eastern Platinum Ltd.	34,783,024	21,200,000	—	55,983,024	4,359,412	—	—
Eastern Platinum Ltd., 144A	7,430,600	—	—	7,430,600	578,623	—	—
Great Basin Gold Ltd.	16,000,000	—	16,000,000	—	—	—	(19,295,232)
Great Basin Gold Ltd., 144A	13,185,700	—	—	13,185,700	—[a]	—	—
Great Basin Gold Ltd., wts., 144A, 3/30/14	6,592,850	—	—	6,592,850	—[a]	—	—
Guyana Goldfields Inc.	5,407,600	—	330,000	5,077,600	8,500,970	—	(821,852)
Guyana Goldfields Inc., 144A	3,600,000	2,470,000	—	6,070,000	10,162,457	—	—
INV Metals Inc., 144A	—	37,650,000	—	37,650,000	1,649,146	—	—
Kula Gold Ltd.	8,031,016	3,070,000	—	11,101,016	948,188	—	—
Lion One Metals Ltd.	1,000,000	—	—	1,000,000	369,884	—	—
Lion One Metals Ltd., 144A	2,935,000	—	—	2,935,000	1,085,609	—	—
Nevsun Resources Ltd.	8,523,700	—	7,523,700	1,000,000	3,367,888	337,887	15,999,572
Nevsun Resources Ltd., 144A	18,500,000	—	5,046,300	13,453,700	45,310,558	1,497,754	7,142,231
Platinum Group Metals Ltd.	4,500,000	21,109,000	394,680	25,214,320	26,261,082	—	(251,335)
Platinum Group Metals Ltd., 144A	10,776,000	—	—	10,776,000	11,223,361	—	—
Primero Mining Corp.	2,600,000	—	950,000	1,650,000	—[a]	—	178,310
Primero Mining Corp., 144A	2,600,000	—	300,000	2,300,000	—[a]	—	(396,277)
Primero Mining Corp., wts., 144A, 7/20/15	1,040,000	—	—	1,040,000	—[a]	—	—
Ratel Group Ltd.	2,346,742	—	2,346,742	—	—	—	—
Ratel Group Ltd., 144A	12,444,444	—	12,444,444	—	—	—	—
Red 5 Ltd.	8,361,661	—	—	8,361,661	—[a]	—	—
Romarco Minerals Inc.	24,606,400	1,800,000	2,388,000	24,018,400	11,689,493	—	(2,929,923)
Romarco Minerals Inc., 144A	14,517,600	—	1,800,000	12,717,600	6,189,516	—	—

36 | Annual Report

Franklin Gold and Precious Metals Fund

Notes to Financial Statements *(continued)*

10. Holdings of 5% Voting Securities of Portfolio Companies *(continued)*

Name of Issuer	Number of Shares/ Warrants Held at Beginning of Year	Gross Additions	Gross Reductions	Number of Shares/ Warrants Held at End of Year	Value at End of Year	Investment Income	Realized Capital Gain (Loss)
Non-Controlled Affiliates *(continued)*							
RTG Mining Inc.	—	4,791,186	—	4,791,186	$ 513,000	$ —	$ —
RTG Mining Inc., 144A	—	26,422,344	2,444,444	23,977,900	2,567,352	—	—
St. Augustine Gold and Copper Ltd.	7,636,836	—	—	7,636,836	1,561,041	—	—
St. Augustine Gold and Copper Ltd., 144A	19,808,333	—	3,425,000	16,383,333	3,348,907	—	—
St. Barbara Ltd.	19,999,676	10,762,766	1,674,291	29,088,151	12,945,813	—	(632,839)
Volta Resources Inc.	5,339,200	—	—	5,339,200	675,618	—	—
Volta Resources Inc., 144A	4,887,000	—	—	4,887,000	618,397	—	—
Total Affiliated Securities (17.43% of Net Assets)					$174,058,628	$4,587,689	$ 36,888,499

*As of July 31, 2013, no longer an affiliate.

11. Special Servicing Agreement

The Fund, which is an eligible underlying investment of one or more of the Franklin Templeton Fund Allocator Series Funds (Allocator Funds), participated in a Special Servicing Agreement (SSA) with the Allocator Funds and certain service providers of the Fund and the Allocator Funds. Under the SSA, the Fund may pay a portion of the Allocator Funds' expenses (other than any asset allocation, administrative, and distribution fees) to the extent such payments are less than the amount of the benefits realized or expected to be realized by the Fund (e.g., due to reduced costs associated with servicing accounts) from the investment in the Fund by the Allocator Funds. The Allocator Funds are either managed by Advisers or administered by FT Services, affiliates of the Fund. For the year ended July 31, 2013, the Fund was held by one or more of the Allocator Funds and the amount of expenses borne by the Fund is noted in the Statement of Operations. At July 31, 2013, the Fund was no longer held by any of the Allocator Funds. Effective May 1, 2013, the SSA was discontinued until further notice and approval by the Board.

12. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $1.5 billion (Global Credit Facility) which matures on January 17, 2014. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Annual Report | 37

Franklin Gold and Precious Metals Fund

Notes to Financial Statements *(continued)*

12. Credit Facility *(continued)*

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses on the Statement of Operations. During the year ended July 31, 2013, the Fund did not use the Global Credit Facility.

13. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund's own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund's financial instruments and are summarized in the following fair value hierarchy:

- Level 1 – quoted prices in active markets for identical financial instruments
- Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
- Level 3 – significant unobservable inputs (including the Fund's own assumptions in determining the fair value of financial instruments)

The inputs or methodology used for valuing financial instruments are not an indication of the risk associated with investing in those financial instruments.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of July 31, 2013, in valuing the Fund's assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total
Assets:				
Investments in Securities:				
Equity Investments:[a]				
Gold Exploration & Development	$138,300,615[b]	$ —	$2,492,797[b]	$140,793,412
All Other Equity Investments[c]	832,983,963	—	—	832,983,963
Short Term Investments	25,947,857	—	—	25,947,857
Total Investments in Securities	$997,232,435	$ —	$2,492,797	$999,725,232

[a]Includes common stocks as well as other equity investments.
[b]Includes securities determined to have no value at July 31, 2013.
[c]For detailed categories, see the accompanying Statement of Investments.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 investments at the end of the period.

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Franklin Gold and Precious Metals Fund

Notes to Financial Statements *(continued)*

14. New Accounting Pronouncements

In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities. The amendments in the ASU enhance disclosures about offsetting of financial assets and liabilities to enable investors to understand the effect of these arrangements on a fund's financial position. In January 2013, FASB issued ASU No. 2013-01, Balance Sheet (Topic 210): Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. The amendments in ASU No. 2013-01 clarify the intended scope of disclosures required by ASU No. 2011-11. These ASUs are effective for interim and annual reporting periods beginning on or after January 1, 2013. The Fund believes the adoption of these ASUs will not have a material impact on its financial statements.

In June 2013, FASB issued ASU No. 2013-08, Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements. The ASU modifies the criteria used in defining an investment company under U.S. Generally Accepted Accounting Principles and also sets forth certain measurement and disclosure requirements. Under the ASU, an entity that is registered under the 1940 Act automatically qualifies as an investment company. The ASU is effective for interim and annual reporting periods beginning after December 15, 2013. The Fund is currently reviewing the requirements and believes the adoption of this ASU will not have a material impact on its financial statements.

15. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Abbreviations

Currency

CAD - Canadian Dollar
GBP - British Pound
USD - United States Dollar

Selected Portfolio

ADR - American Depositary Receipt
CDI - Clearing House Electronic Subregister System Depositary Interest

Annual Report | 39

Franklin Gold and Precious Metals Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of The Franklin Gold and Precious Metals Fund

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Gold and Precious Metals Fund (the “Fund”) at July 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2013 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
September 17, 2013

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Franklin Gold and Precious Metals Fund

Tax Information (unaudited)

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Fund hereby reports the maximum amount allowable but no less than $25,717,179 as a long term capital gain dividend for the fiscal year ended July 31, 2013.

Under Section 854(b)(1)(A) of the Code, the Fund hereby reports 24.86% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended July 31, 2013.

Under Section 854(b)(1)(B) of the Code, the Fund hereby reports the maximum amount allowable but no less than $14,013,705 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended July 31, 2013. Distributions, including qualified dividend income, paid during calendar year 2013 will be reported to shareholders on Form 1099-DIV by mid-February 2014. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

Annual Report | 41

Franklin Gold and Precious Metals Fund

Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Fund, principal occupations during at least the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person's successor is elected and qualified.

Independent Board Members

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
Harris J. Ashton (1932) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 1982	139	Bar-S Foods (meat packing company) (1981-2010).
Principal Occupation During at Least the Past 5 Years: Director of various companies; and **formerly,** Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).				
Sam Ginn (1937) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2007	113	ICO Global Communications (Holdings) Limited (satellite company) (2006-2010), Chevron Corporation (global energy company) (1989-2009), Hewlett-Packard Company (technology company) (1996-2002), Safeway, Inc. (grocery retailer) (1991-1998) and TransAmerica Corporation (insurance company) (1989-1999).
Principal Occupation During at Least the Past 5 Years: Private investor; Chairman, First Responder Network Authority (FirstNet) (interoperable wireless broadband network) (August 2012); and **formerly,** Chairman of the Board, Vodafone AirTouch, PLC (wireless company) (1999-2000); Chairman of the Board and Chief Executive Officer, AirTouch Communications (cellular communications) (1993-1998) and Pacific Telesis Group (telephone holding company) (1988-1994).				
Edith E. Holiday (1952) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2003	139	Hess Corporation (exploration and refining of oil and gas), H.J. Heinz Company (processed foods and allied products) (1994-2013), RTI International Metals, Inc. (manufacture and distribution of titanium), Canadian National Railway (railroad) and White Mountains Insurance Group, Ltd. (holding company).
Principal Occupation During at Least the Past 5 Years: Director or Trustee of various companies and trusts; and **formerly,** Assistant to the President of the United States and Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison – United States Treasury Department (1988-1989).

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Franklin Gold and Precious Metals Fund

Shareholder Information

Board Review of Investment Management Agreement

At a meeting held April 16, 2013, the Board of Trustees (Board), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreement for the Fund. In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for the Fund, along with periodic reports on expenses, shareholder services, legal and compliance matters, pricing, brokerage commissions and execution and other services provided by the Investment Manager (Manager) and its affiliates, as well as a third-party survey of transfer agent fees charged funds within the Franklin Templeton Investments complex in comparison with those charged other fund complexes deemed comparable. Information furnished specifically in connection with the renewal process included a report for the Fund prepared by Lipper, Inc. (Lipper), an independent organization, as well as additional material, including a Fund profitability analysis prepared by management. The Lipper report compared the Fund’s investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Additional material accompanying such profitability analysis included information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates to U.S. mutual funds and other accounts, including management’s explanation of differences where relevant. Such material also included a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Fund by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale and an analysis concerning transfer agent fees charged by an affiliate of the Manager.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. In approving continuance of the investment management agreement for the Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s decision.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Fund and its shareholders. In addition to investment performance and expenses discussed later, the Board’s opinion was based, in part, upon periodic reports furnished it showing that the investment policies and restrictions for the Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other

Annual Report | 47

Franklin Gold and Precious Metals Fund

Shareholder Information (continued)

Board Review of Investment Management Agreement (continued)

management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management’s continuous efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted that such systems and procedures had functioned well during the Florida hurricanes and blackouts experienced in previous years, and that those operations in the New York/New Jersey area ran smoothly during the more recent Hurricane Sandy. Among other factors taken into account by the Board were the Manager’s best execution trading policies, including a favorable report by an independent portfolio trading analytical firm, which also covered FOREX transactions. Consideration was also given to the experience of the Fund’s portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management’s determination of a portfolio manager’s bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a predesignated list of funds within such person’s fund management area so as to be aligned with the interests of shareholders. The Board also took into account the quality of transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager and the continuous enhancements to the Franklin Templeton website. Particular attention was given to management’s conservative approach and diligent risk management procedures, including continuous monitoring of counterparty credit risk and attention given to derivatives and other complex instruments, including expanded collateralization requirements. The Board also took into account, among other things, management’s efforts in establishing a global credit facility for the benefit of the Fund and other accounts managed by Franklin Templeton Investments to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of the Manager’s parent company and its commitment to the mutual fund business as evidenced by its subsidization of money market funds.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings during the year, particular attention in assessing such performance was given to the Lipper report furnished for the agreement renewal. The Lipper report prepared for the Fund showed the investment performance of its Class A shares during the year ended January 31, 2013, as well as the previous 10 years ended that date in comparison to a performance universe consisting of all retail and institutional precious metals equity funds as selected by Lipper. On a comparative basis, the Lipper report

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Franklin Gold and Precious Metals Fund

Shareholder Information (continued)

Board Review of Investment Management Agreement (continued)

showed the Fund’s total return for the one-year period to be in the lowest performing quintile of the performance universe, and on an annualized basis to be in the lowest performing quintile of such universe for the previous three-year period, the middle performing quintile of such universe for the previous five-year period, and the second-highest performing quintile of such universe for the previous 10-year period. The Board discussed with management the reason for the Fund’s recent underperformance, as well as actions being taken by the Fund’s portfolio managers to improve it and intends to monitor future performance. The Board did not, however, believe such performance warranted any immediate change in portfolio management, noting as set forth in the Lipper report that, while underperforming for the one-year period, the Fund’s total return exceeded the median of its performance universe in six of the nine preceding years and its 10-year annualized total return exceeded 13 percent.

COMPARATIVE EXPENSES. Consideration was given to a comparative analysis of the management fees and total expense ratio of the Fund compared with those of a group of other funds consisting of the Fund and eight other funds selected by Lipper as its appropriate Lipper expense group. Lipper expense data is based upon information taken from each fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Lipper to be an appropriate measure of comparative expenses. In reviewing comparative costs, Lipper provides information on the Fund’s management fee in comparison with the contractual investment management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expense ratio of the Fund in comparison with those of its Lipper expense group. The Lipper contractual investment management fee analysis includes administrative charges as being part of a management fee, and total expenses, for comparative consistency, are shown by Lipper for Fund Class A shares. The results of such expense comparisons showed that both the contractual investment management fee rate for the Fund and its actual total expense ratio were the least expensive of its Lipper expense group. The Board was satisfied with the management fee and total expenses of the Fund in comparison to its expense group as shown in the Lipper report.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton’s U.S. fund business, as well as its profits in providing management and other services to each of the individual funds during the 12-month period ended September 30, 2012, being the most recent fiscal year-end for Franklin Resources, Inc., the Manager’s parent. In reviewing the analysis, attention was given to the methodology followed in allocating costs to the Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that, while being continuously refined and reflecting changes in the Manager’s own cost accounting,

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Franklin Gold and Precious Metals Fund

Shareholder Information (continued)

Board Review of Investment Management Agreement (continued)

the allocation methodology was consistent with that followed in profitability report presentations for the Fund made in prior years and that the Fund’s independent registered public accounting firm had been engaged by the Manager to periodically review the reasonableness of the allocation methodologies solely for use by the Fund’s Board in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management’s expenditures in improving shareholder services provided the Fund, as well as the need to implement systems and meet additional regulatory and compliance requirements resulting from statutes such as the Sarbanes-Oxley and Dodd-Frank Acts and recent SEC and other regulatory requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager’s parent on an overall basis to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including revenues generated from transfer agent services and potential benefits resulting from allocation of fund brokerage and the use of commission dollars to pay for research. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Fund grows larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such a fund. The Board also noted that economies of scale are shared with a fund and its shareholders through management fee breakpoints so that as a fund grows in size, its effective management fee rate declines. The fee structure under the Fund’s investment management agreement provides an initial fee of 0.625% on the first $100 million of assets; 0.50% on the next $150 million of assets and 0.45% on assets in excess of $250 million, with additional breakpoints continuing thereafter at the $7.5 billion asset level. The Fund had assets of approximately $2.3 billion on December 31, 2012, and the independent Trustees took into account management’s position that the existing fee schedule was low and reflected anticipated economies of scale as shown in the favorable effective management fee and expense comparisons within its Lipper expense group. The Board believed that to the extent any economies of scale may be realized by the Manager and its affiliates, the schedule of fees under the investment management agreement provides a sharing of benefits with the Fund and its shareholders.

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Franklin Gold and Precious Metals Fund

Shareholder Information (continued)

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive the Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

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VALUE | BLEND | GROWTH | **SECTOR** | GLOBAL | INTERNATIONAL | HYBRID | ASSET ALLOCATION | FIXED INCOME | TAX-FREE INCOME

FRANKLIN TEMPLETON INVESTMENTS

< GAIN FROM OUR PERSPECTIVE® >

Annual Report and Shareholder Letter

Franklin Gold and Precious Metals Fund

Investment Manager
Franklin Advisers, Inc.

Distributor
Franklin Templeton Distributors, Inc.
(800) DIAL BEN®/342-5236
franklintempleton.com

Shareholder Services
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

© 2013 Franklin Templeton Investments. All rights reserved.

132 A 09/13

Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is John B. Wilson and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4. **Principal Accountant Fees and Services.**

(a) Audit Fees
The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $58,987 for the fiscal year ended July 31, 2013 and $75,765 for the fiscal year ended July 31, 2012.

(b) Audit-Related Fees
The aggregate fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4 were $2,894 for the fiscal year ended July 31, 2013 and $2,894 for the fiscal year ended July 31, 2012. The services for which these fees were paid included attestation services.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c) Tax Fees

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $7,700 for the fiscal year ended July 31, 2013 and $50,000 for the fiscal year ended July 31, 2012. The services for which these fees were paid included technical tax consultation for capital gain tax reporting to foreign governments, application of local country tax laws to investments and licensing securities with local country offices.

(d) All Other Fees
The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant, other than the services reported in paragraphs (a)-(c) of Item 4 were $0 for the fiscal year ended July 31, 2013 and $1,185 for the fiscal year ended July 31, 2012. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant, other than services reported in paragraphs (a)-(c) of Item 4 were $39,194 for the fiscal year ended July 31, 2013 and $151,265 for the fiscal year ended July 31, 2012. The services for which these fees were paid included preparation and review of materials provided to the fund Board in connection with the investment management contract renewal process.

(e) (1) The registrant's audit committee is directly responsible for approving the services to be provided by the auditors, including:

(i) pre-approval of all audit and audit related services;

(ii) pre-approval of all non-audit related services to be provided to the Fund by the auditors;

(iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant's investment adviser or to any entity that controls, is controlled by or is under common control with the registrant's investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

(iv) establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs (b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $49,788 for the fiscal year ended July 31, 2013 and $205,344 for the fiscal year ended July 31, 2012.

(h) The registrant's audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants. N/A

Item 6. Schedule of Investments. N/A

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. N/A

Item 8. Portfolio Managers of Closed-End Management Investment Companies. N/A

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. N/A

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a) **Evaluation of Disclosure Controls and Procedures**. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(b) **Changes in Internal Controls**. There have been no changes in the Registrant's internal controls or in other factors that could materially affect the internal controls over financial reporting subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12. Exhibits.

(a) (1) Code of Ethics

(a) (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN GOLD AND PRECIOUS METALS FUND